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                                                              EXHIBIT NO. 99(d)

     SHARES OF                                                  SHARES OF
BENEFICIAL INTEREST                                         BENEFICIAL INTEREST


       WITHOUT                                                    WITHOUT
      PAR VALUE                                                  PAR VALUE



ORGANIZED UNDER THE LAWS
    OF THE COMMONWEALTH                        THIS CERTIFICATE IS TRANSFERABLE
      OF MASSACHUSETTS                           IN BOSTON AND IN NEW YORK CITY



                                                      C U S I P   55274E 10 2
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                             MFS SPECIAL VALUE TRUST

THIS CERTIFIES THAT





IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST OF

MFS SPECIAL VALUE TRUST, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and By-Laws of the Trust, each as from time to time amended, (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated:                                   MFS SPECIAL VALUE TRUST

COUNTERSIGNED AND REGISTERED:            BY:
STATE STREET BANK AND TRUST COMPANY
          (BOSTON)               TRANSFER AGENT
                                  AND REGISTRAR



BY:                            W. THOMAS LONDON                A. KEITH BRODKIN
                               W. Thomas London                A. Keith Brodkin
      AUTHORIZED SIGNATURE         TREASURER                      PRESIDENT